UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00604

Washington Mutual Investors Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: April 30

Date of reporting period: October 31, 2015

Jennifer L. Butler

Washington Mutual Investors Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Washington Mutual Investors FundSM

Semi-annual report for the six months ended October 31, 2015

Washington Mutual Investors Fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–9.29%	10.96%	5.71%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio was 0.58% for Class A shares as of the prospectus dated November 1, 2015.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of November 30, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 1.70%.

Refer to the fund prospectus and the Risk Factors section of this report for more information on risks associated with investing in the fund.

Fellow investors:

U.S. stock returns continued to be volatile over the six-month period ended October 31. Thanks to a particularly strong return of 8.43% in October — the best monthly return the Standard & Poor’s 500 Composite Index experienced since October 2011 — the S&P 500 managed to overcome five months of losses and post a year-to-date return of 2.71% for the calendar year to date through October 31. And although 2015 has brought continuing signs of U.S. economic growth, these positive indicators were dampened by investor reactions to rising interest rates, slowing growth in China and tensions in the Middle East.

For the six months ended October 31, 2015, Washington Mutual Investors Fund reported a total return of –0.21%, outpacing the 2.58% loss of the Lipper Growth & Income Funds Index but lagging the 0.78% gain of the unmanaged Standard & Poor’s 500 Composite Index.

Since May, the fund paid two regular dividends, totaling 37 cents per share.

We’re pleased with the fund’s lifetime average annual total return of 11.84%. By contrast, the S&P 500 had a 10.72% average annual total return over that same period of time. The fund also outpaced the Lipper Growth & Income Funds Index over six-month and one-, five- and 10-year periods.

U.S. economic and market overview

The U.S. economy, as measured by real gross domestic product (the value of the goods and services produced by the nation’s economy less the value of the

Results at a glance

Total returns for periods ended October 31, 2015, with all distributions reinvested.

	Cumulative total returns		Average annual total returns
	6 months	1 year	5 years	10 years	Lifetime (since 7/31/52)

Washington Mutual Investors Fund (Class A shares)	–0.21%	2.62%	13.43%	7.40%	11.84%
Standard & Poor’s 500 Composite Index[1]	0.78	5.21	14.32	7.84	10.72
Lipper Growth & Income Funds Index[2]	–2.58	1.70	10.79	6.13	—	[3]

[1]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[2]	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.
[3]	This index was not in existence as of the date the fund’s Class A shares became available; therefore, lifetime results are not shown.

Washington Mutual Investors Fund	1

goods and services used up in production, adjusted for price changes), grew by 3.9% in the second quarter and 2.1% in the third quarter, according to the second estimate released by the Bureau of Economic Analysis (BEA). The slowdown in the third quarter, reported by the BEA, primarily reflected a “downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, personal consumption, state and local government spending, and residential fixed investment that were partly offset by a deceleration in imports.”

Other indicators offered a mixed impression of the economy. Pending home sales declined in September, the second monthly drop in a row, according to the National Association of Realtors. On a positive note, the Bureau of Labor Statistics reported job gains in several sectors through October; employment increased by 271,000 and the unemployment rate settled at 5%.

The Federal Reserve, which has kept interest rates at near-zero levels since 2008, continued to suggest that an increase in the federal funds target rate was imminent. This possibility increased volatility in the market as some investors reacted emotionally, driven by the belief that higher interest rates would negatively affect lending and money supply, thereby dampening economic growth.

The strongest returns among sectors over this six-month reporting period were in consumer discretionary (+8.37%), consumer staples (+4.56%); and information technology (+4.42%). Retreating sectors included energy (–15.32%), materials (–8.92%) and telecommunication services (–4.26%).

Many investors seemed to believe the prospect of higher interest rates would boost growth at financial services companies, but hurt demand for dividend-paying stocks, including real estate investment trusts and utilities.

Among industries, leading the way were Internet and catalog retail (+38.22%), gas utilities (+26.93%), and Internet software and services (+26.22%). Declining industries include metals and mining (–32.12%), independent power and renewable electric producers (–31.10%), and construction and engineering (–19.37%).

A look at the portfolio

Three large holdings that fared better than the S&P 500 include Home Depot, Lockheed Martin and Microsoft. Shares of Home Depot, the world’s largest home-improvement retailer, increased 15.57% as the company raised its 2015 profit outlook. Lockheed Martin benefited from news that the U.S. defense contractor

2	Washington Mutual Investors Fund

was in talks to buy another helicopter maker from a rival — part of an effort to consolidate its position as the Pentagon’s largest supplier of military equipment —gaining 17.81% for the period. And Microsoft produced a 8.22% return as it continued its efforts to grow its infrastructure cloud business.

Among the fund’s most notable detractors for the period were several companies, including Google, Royal Dutch Shell and Enbridge, a firm that focuses on the transportation, distribution and generation of energy in North America.

Looking ahead

At American Funds, our investment philosophy remains simple and constant: Invest with a long-term focus based on thorough research and attention to risk. This has never been more critical than during our current volatile market environment. When we launched Washington Mutual Investors Fund in 1952, the goal was to offer a fund that would produce income and an opportunity for growth with lower volatility over time. To help lower risk, a strict set of eligibility rules are applied for the holdings in the fund.

We believe that this very specific strategy, combined with American Funds’ time-tested investment approach, can help investors as they pursue their long-term financial goals.

We would like to take this opportunity to welcome our new shareholders to the fund and to thank current investors for the trust and confidence they’ve placed in Washington Mutual Investors Fund.

We look forward to reporting back to you again in six months.

Cordially,

Alan Berro

Vice Chairman and President
Washington Mutual Investors Fund

December 14, 2015

For current information about the fund, visit americanfunds.com.

Washington Mutual Investors Fund	3

Summary investment portfolio October 31, 2015	unaudited

Industry sector diversification	Percent of net assets

Largest equity holdings	Percent of net assets
Microsoft	5.96%
Home Depot	4.70
Boeing	3.68
Wells Fargo	3.49
Coca-Cola	3.17
Comcast	3.08
Lockheed Martin	2.74
Merck	2.67
Verizon Communications	2.59
JPMorgan Chase	1.84

Common stocks 96.78%	Shares	Value (000)
Energy 8.93%
Chevron Corp.	15,359,100	$1,395,835
ConocoPhillips	20,015,285	1,067,815
Enbridge Inc.	26,347,300	1,124,766
Pioneer Natural Resources Co.	5,557,809	762,198
Royal Dutch Shell PLC, Class B (ADR)	20,240,000	1,066,445
Schlumberger Ltd.	11,153,300	871,742
Other securities		630,955
		6,919,756

Materials 3.83%
Dow Chemical Co.	12,285,000	634,766
E.I. du Pont de Nemours and Co.	7,801,116	494,591
Praxair, Inc.	6,843,099	760,200
Other securities		1,078,440
		2,967,997

Industrials 15.51%
Boeing Co.	19,239,200	2,848,748
General Dynamics Corp.	3,340,600	496,346
General Electric Co.	27,417,900	792,926
Lockheed Martin Corp.	9,666,900	2,125,075
Northrop Grumman Corp.	3,810,000	715,327
Rockwell Collins, Inc.	5,440,700	471,817

4	Washington Mutual Investors Fund

	Shares	Value (000)
Union Pacific Corp.	13,129,200	$1,173,094
United Technologies Corp.	7,470,000	735,123
Waste Management, Inc.	15,166,700	815,362
Other securities		1,835,849
		12,009,667

Consumer discretionary 12.50%
Comcast Corp., Class A	38,070,839	2,383,996
Home Depot, Inc.	29,441,600	3,640,160
Twenty-First Century Fox, Inc., Class A	20,423,700	626,803
VF Corp.	10,330,200	697,495
Walt Disney Co.	5,401,100	614,321
Other securities		1,718,481
		9,681,256

Consumer staples 9.95%
Coca-Cola Co.	58,000,400	2,456,317
Costco Wholesale Corp.	3,799,200	600,730
CVS Health Corp.	7,825,000	772,954
Mondelez International, Inc.	11,174,700	515,824
PepsiCo, Inc.	7,684,000	785,228
Procter & Gamble Co.	17,550,200	1,340,484
Other securities		1,232,913
		7,704,450

Health care 11.12%
Bristol-Myers Squibb Co.	11,222,800	740,144
Humana Inc.[1]	7,620,000	1,361,160
Johnson & Johnson	11,165,000	1,128,000
Medtronic PLC	11,920,600	881,171
Merck & Co., Inc.	37,820,000	2,067,241
Pfizer Inc.	26,820,000	907,052
Other securities		1,527,736
		8,612,504

Financials 14.19%
ACE Ltd.	4,661,800	529,301
American Express Co.	11,800,000	864,468
Capital One Financial Corp.	6,500,000	512,850
CME Group Inc., Class A	10,567,389	998,301
JPMorgan Chase & Co.	22,229,800	1,428,265
Marsh & McLennan Companies, Inc.	7,724,400	430,558
PNC Financial Services Group, Inc.	7,816,600	705,526
Wells Fargo & Co.	49,980,600	2,705,950
Other securities		2,818,556
		10,993,775

Information technology 12.08%
Intel Corp.	25,440,026	861,399
Microsoft Corp.	87,637,000	4,613,212
Texas Instruments Inc.	16,749,700	950,043

Washington Mutual Investors Fund	5

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Visa Inc., Class A	6,111,400	$474,122
Other securities		2,457,746
		9,356,522

Telecommunication services 3.06%
Verizon Communications Inc.	42,801,752	2,006,546
Other securities		365,259
		2,371,805

Utilities 2.54%
PG&E Corp.	12,962,300	692,187
Other securities		1,271,361
		1,963,548

Miscellaneous 3.07%
Other common stocks in initial period of acquisition		2,377,864

Total common stocks (cost: $49,508,418,000)		74,959,144

Short-term securities 3.00%	Principal amount (000)
Chevron Corp. 0.20% due 1/13/2016[2]	$25,000	24,989
Coca-Cola Co. 0.23% due 11/16/2015[2]	25,000	24,999
Federal Home Loan Bank 0.06%–0.20% due 11/4/2015–3/23/2016	974,600	974,409
General Electric Co. 0.08% due 11/2/2015	32,000	32,000
Pfizer Inc 0.18% due 1/12/2016[2]	14,150	14,146
Procter & Gamble Co. 0.10% due 12/7/2015[2]	31,500	31,497
Other securities		1,223,057

Total short-term securities (cost: $2,325,062,000)		2,325,097

Total investment securities 99.78% (cost: $51,833,480,000)		77,284,241
Other assets less liabilities 0.22%		168,783

Net assets 100.00%		$77,453,024

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

6	Washington Mutual Investors Fund

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended October 31, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 10/31/2015 (000)
Humana Inc.	7,620,000	—	—	7,620,000	$4,419	$1,361,160
KLA-Tencor Corp.[3]	8,038,000	—	6,867,000	1,171,000	8,199	—
					$12,618	$1,361,160

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[2]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $605,073,000, which represented .78% of the net assets of the fund.
[3]	Unaffiliated issuer at 10/31/2015.

Key to abbreviation

ADR = American Depositary Receipts

See Notes to Financial Statements

Washington Mutual Investors Fund	7

Financial statements

Statement of assets and liabilities at October 31, 2015	unaudited (dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $51,280,454)	$75,923,081
Affiliated issuers (cost: $553,026)	1,361,160	$77,284,241
Cash		5,603
Receivables for:
Sales of investments	259,129
Sales of fund’s shares	57,465
Dividends and interest	120,218	436,812
		77,726,656
Liabilities:
Payables for:
Purchases of investments	145,544
Repurchases of fund’s shares	83,394
Investment advisory services	15,155
Services provided by related parties	22,258
Board members’ deferred compensation	6,004
Other	1,277	273,632
Net assets at October 31, 2015		$77,453,024

Net assets consist of:
Capital paid in on shares of beneficial interest		$48,764,473
Undistributed net investment income		229,701
Undistributed net realized gain		3,008,104
Net unrealized appreciation		25,450,746
Net assets at October 31, 2015		$77,453,024

See Notes to Financial Statements

8	Washington Mutual Investors Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,901,891 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$51,126,046	1,254,328		$40.76
Class B	102,554	2,529		40.55
Class C	1,614,603	40,055		40.31
Class F-1	2,838,358	69,849		40.64
Class F-2	5,559,192	136,455		40.74
Class 529-A	1,780,059	43,753		40.68
Class 529-B	17,710	436		40.59
Class 529-C	446,562	11,049		40.42
Class 529-E	92,504	2,285		40.49
Class 529-F-1	105,942	2,609		40.61
Class R-1	97,016	2,402		40.39
Class R-2	750,149	18,629		40.27
Class R-2E	15	—	*	40.69
Class R-3	1,850,024	45,714		40.47
Class R-4	2,263,590	55,770		40.59
Class R-5	1,921,946	47,165		40.75
Class R-6	6,886,754	168,863		40.78

*Amount less than one thousand.

See Notes to Financial Statements

Washington Mutual Investors Fund	9

Statement of operations	unaudited
for the six months ended October 31, 2015	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $4,528; also includes $12,618 from affiliates)	$976,462
Interest	1,543	$978,005

Fees and expenses*:
Investment advisory services	90,969
Distribution services	87,076
Transfer agent services	32,271
Administrative services	8,972
Reports to shareholders	1,565
Registration statement and prospectus	586
Board members’ compensation	378
Auditing and legal	305
Custodian	434
Other	1,153	223,709
Net investment income		754,296

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (includes $47,526 net loss from affiliates)	275,374
Currency transactions	(411)	274,963
Net unrealized depreciation on:
Investments	(1,206,711)
Currency translations	(15)	(1,206,726)
Net realized gain and unrealized depreciation		(931,763)

Net decrease in net assets resulting from operations		$(177,467)

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

10	Washington Mutual Investors Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended	Year ended
	October 31, 2015*	April 30, 2015
Operations:
Net investment income	$754,296	$1,504,121
Net realized gain	274,963	4,641,236
Net unrealized (depreciation) appreciation	(1,206,726)	514,063
Net (decrease) increase in net assets resulting from operations	(177,467)	6,659,420

Dividends and distributions paid to shareholders:
Dividends from net investment income	(699,688)	(1,515,914)
Distributions from net realized gain on investments	—	(3,650,990)
Total dividends and distributions paid to shareholders	(699,688)	(5,166,904)

Net capital share transactions	(280,116)	4,789,178

Total (decrease) increase in net assets	(1,157,271)	6,281,694

Net assets:
Beginning of period	78,610,295	72,328,601
End of period (including undistributed net investment income: $229,701 and $175,093, respectively)	$77,453,024	$78,610,295

* Unaudited.

See Notes to Financial Statements

Washington Mutual Investors Fund	11

Notes to financial statements	unaudited

1. Organization

Washington Mutual Investors Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company. The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

The fund has 17 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and seven retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5 and R-6	None	None	None

*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

12	Washington Mutual Investors Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Washington Mutual Investors Fund	13

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the following inputs: benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads, interest rate volatilities, and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data.

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security;

14	Washington Mutual Investors Fund

relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are

Washington Mutual Investors Fund	15

reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of October 31, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$6,919,756	$—	$—	$6,919,756
Materials	2,967,997	—	—	2,967,997
Industrials	12,009,667	—	—	12,009,667
Consumer discretionary	9,681,256	—	—	9,681,256
Consumer staples	7,704,450	—	—	7,704,450
Health care	8,612,504	—	—	8,612,504
Financials	10,993,775	—	—	10,993,775
Information technology	9,356,522	—	—	9,356,522
Telecommunication services	2,371,805	—	—	2,371,805
Utilities	1,963,548	—	—	1,963,548
Miscellaneous	2,377,864	—	—	2,377,864
Short-term securities	—	2,325,097	—	2,325,097
Total	$74,959,144	$2,325,097	$—	$77,284,241

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

16	Washington Mutual Investors Fund

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended October 31, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal or state tax authorities for tax years before 2011.

Non-U.S. taxation — Dividend income is recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and significant uncertainties on collectability.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; and capital losses related to sales of certain securities within 30 days of purchase. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of April 30, 2015, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$181,351
Undistributed long-term capital gains	2,769,747

Washington Mutual Investors Fund	17

As of October 31, 2015, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$26,104,670
Gross unrealized depreciation on investment securities	(686,362)
Net unrealized appreciation on investment securities	25,418,308
Cost of investment securities	51,865,933

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Six months ended October 31, 2015				Year ended April 30, 2015
Share class	Ordinary income		Long-term capital gains	Total dividends paid	Ordinary income		Long-term capital gains	Total dividends and distributions paid
Class A	$466,278		$—	$466,278	$1,048,522		$2,501,694	$3,550,216
Class B	590		—	590	2,267		8,647	10,914
Class C	8,416		—	8,416	21,539		83,744	105,283
Class F-1	24,691		—	24,691	56,691		137,660	194,351
Class F-2	53,592		—	53,592	83,206		188,247	271,453
Class 529-A	15,487		—	15,487	34,611		86,336	120,947
Class 529-B	88		—	88	350		1,482	1,832
Class 529-C	2,162		—	2,162	5,385		22,176	27,561
Class 529-E	685		—	685	1,585		4,524	6,109
Class 529-F-1	1,027		—	1,027	2,258		5,017	7,275
Class R-1	503		—	503	1,270		4,863	6,133
Class R-2	4,139		—	4,139	10,478		39,399	49,877
Class R-2E*	—	†	—	—	—	†	1	1
Class R-3	13,687		—	13,687	32,217		92,148	124,365
Class R-4	19,656		—	19,656	45,018		110,813	155,831
Class R-5	19,859		—	19,859	42,052		90,297	132,349
Class R-6	68,828		—	68,828	128,465		273,942	402,407
Total	$699,688		$—	$699,688	$1,515,914		$3,650,990	$5,166,904

*Class R-2E shares were offered beginning August 29, 2014.

†Amount less than one thousand.

6. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.342% on the first $3 billion of

18	Washington Mutual Investors Fund

daily net assets and decreasing to 0.2115% on such assets in excess of $116 billion. For the six months ended October 31, 2015, the investment advisory services fee was $90,969,000, which was equivalent to an annualized rate of 0.237% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of October 31, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Washington Mutual Investors Fund	19

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the six months ended October 31, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$59,553		$21,816		$2,552		Not applicable
Class B	590		50		Not applicable		Not applicable
Class C	8,111		679		407		Not applicable
Class F-1	3,529		1,595		706		Not applicable
Class F-2	Not applicable		3,017		1,342		Not applicable
Class 529-A	1,965		630		446		$786
Class 529-B	102		9		5		9
Class 529-C	2,220		170		112		198
Class 529-E	228		19		23		41
Class 529-F-1	—		37		26		46
Class R-1	487		50		25		Not applicable
Class R-2	2,843		1,168		191		Not applicable
Class R-2E	—	*	—	*	—	*	Not applicable
Class R-3	4,658		1,409		467		Not applicable
Class R-4	2,790		1,122		558		Not applicable
Class R-5	Not applicable		487		485		Not applicable
Class R-6	Not applicable		13		1,627		Not applicable
Total class-specific expenses	$87,076		$32,271		$8,972		$1,080

*Amount less than one thousand.

Board members’ deferred compensation — Board members who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general,

20	Washington Mutual Investors Fund

unsecured liabilities of the fund and vary according to the total returns of the selected funds. Board members’ compensation of $378,000 in the fund’s statement of operations reflects $810,000 in current fees (either paid in cash or deferred) and a net decrease of $432,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended October 31, 2015

Class A	$1,369,546	34,265	$453,246		11,465		$(2,645,034)	(65,937)	$(822,242)	(20,207)
Class B	669	17	580		15		(37,513)	(935)	(36,264)	(903)
Class C	107,449	2,719	8,266		211		(189,505)	(4,762)	(73,790)	(1,832)
Class F-1	216,042	5,386	24,034		610		(276,324)	(6,888)	(36,248)	(892)
Class F-2	689,511	17,258	51,677		1,309		(479,156)	(11,982)	262,032	6,585
Class 529-A	67,533	1,682	15,485		392		(120,887)	(3,011)	(37,869)	(937)
Class 529-B	169	4	88		2		(7,371)	(183)	(7,114)	(177)
Class 529-C	17,740	446	2,161		55		(32,004)	(805)	(12,103)	(304)
Class 529-E	3,387	86	685		18		(5,456)	(137)	(1,384)	(33)
Class 529-F-1	7,212	180	1,027		26		(8,989)	(223)	(750)	(17)
Class R-1	8,009	201	503		13		(11,275)	(285)	(2,763)	(71)
Class R-2	63,989	1,618	4,129		106		(110,758)	(2,802)	(42,640)	(1,078)
Class R-2E	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-3	187,318	4,722	13,676		348		(266,168)	(6,687)	(65,174)	(1,617)
Class R-4	260,891	6,555	19,654		500		(275,311)	(6,896)	5,234	159
Class R-5	161,070	4,011	19,841		502		(233,051)	(5,832)	(52,140)	(1,319)
Class R-6	911,941	22,829	68,698		1,740		(337,540)	(8,452)	643,099	16,117
Total net increase (decrease)	$4,072,476	101,979	$683,750		17,312		$(5,036,342)	(125,817)	$(280,116)	(6,526)

See page 22 for footnotes.

Washington Mutual Investors Fund	21

	Sales[1]			Reinvestments of dividends and distributions				Repurchases[1]		Net increase (decrease)
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended April 30, 2015

Class A	$3,267,503	78,831		$3,466,906		84,024		$(5,860,110)	(141,380)	$874,299	21,475
Class B	3,355	82		10,838		264		(114,527)	(2,786)	(100,334)	(2,440)
Class C	268,954	6,562		103,499		2,538		(470,884)	(11,497)	(98,431)	(2,397)
Class F-1	644,726	15,636		190,773		4,637		(1,841,177)	(44,642)	(1,005,678)	(24,369)
Class F-2	3,618,211	87,651		260,669		6,320		(644,454)	(15,532)	3,234,426	78,439
Class 529-A	167,905	4,064		120,920		2,936		(216,781)	(5,232)	72,044	1,768
Class 529-B	885	21		1,831		45		(19,638)	(477)	(16,922)	(411)
Class 529-C	44,775	1,090		27,546		674		(63,992)	(1,554)	8,329	210
Class 529-E	9,041	219		6,105		149		(12,692)	(307)	2,454	61
Class 529-F-1	18,346	443		7,273		177		(19,939)	(482)	5,680	138
Class R-1	18,942	462		6,124		149		(26,557)	(644)	(1,491)	(33)
Class R-2	158,057	3,859		49,832		1,223		(229,386)	(5,602)	(21,497)	(520)
Class R-2E3	15	—	[2]	—	[2]	—	[2]	—	—	15	— [2]
Class R-3	400,565	9,751		124,239		3,033		(482,490)	(11,712)	42,314	1,072
Class R-4	554,917	13,420		155,751		3,791		(609,688)	(14,740)	100,980	2,471
Class R-5	427,437	10,325		132,249		3,205		(489,943)	(11,912)	69,743	1,618
Class R-6	1,973,800	47,859		402,111		9,740		(752,664)	(18,187)	1,623,247	39,412
Total net increase (decrease)	$11,577,434	280,275		$5,066,666		122,905		$(11,854,922)	(286,686)	$4,789,178	116,494

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-2E shares were offered beginning August 29, 2014.

22	Washington Mutual Investors Fund

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $8,699,428,000 and $8,906,137,000, respectively, during the six months ended October 31, 2015.

Washington Mutual Investors Fund	23

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 10/31/2015[3,4]	$41.23	$.40	$(.50)	$(.10)
Year ended 4/30/2015	40.40	.83	2.89	3.72
Year ended 4/30/2014	35.08	.79	6.18	6.97
Year ended 4/30/2013	30.61	.73	4.47	5.20
Year ended 4/30/2012	29.66	.68	.97	1.65
Year ended 4/30/2011	25.84	.70	3.80	4.50
Class B:
Six months ended 10/31/2015[3,4]	41.00	.25	(.50)	(.25)
Year ended 4/30/2015	40.17	.53	2.85	3.38
Year ended 4/30/2014	34.88	.50	6.14	6.64
Year ended 4/30/2013	30.42	.50	4.44	4.94
Year ended 4/30/2012	29.45	.47	.97	1.44
Year ended 4/30/2011	25.66	.51	3.75	4.26
Class C:
Six months ended 10/31/2015[3,4]	40.77	.23	(.48)	(.25)
Year ended 4/30/2015	39.99	.50	2.83	3.33
Year ended 4/30/2014	34.74	.48	6.12	6.60
Year ended 4/30/2013	30.31	.48	4.43	4.91
Year ended 4/30/2012	29.37	.45	.96	1.41
Year ended 4/30/2011	25.60	.48	3.76	4.24
Class F-1:
Six months ended 10/31/2015[3,4]	41.10	.38	(.49)	(.11)
Year ended 4/30/2015	40.28	.81	2.85	3.66
Year ended 4/30/2014	34.99	.75	6.16	6.91
Year ended 4/30/2013	30.53	.71	4.47	5.18
Year ended 4/30/2012	29.59	.66	.97	1.63
Year ended 4/30/2011	25.77	.68	3.81	4.49
Class F-2:
Six months ended 10/31/2015[3,4]	41.21	.43	(.50)	(.07)
Year ended 4/30/2015	40.39	.89	2.90	3.79
Year ended 4/30/2014	35.08	.86	6.18	7.04
Year ended 4/30/2013	30.60	.79	4.49	5.28
Year ended 4/30/2012	29.66	.74	.96	1.70
Year ended 4/30/2011	25.84	.74	3.81	4.55
Class 529-A:
Six months ended 10/31/2015[3,4]	41.15	.38	(.50)	(.12)
Year ended 4/30/2015	40.33	.79	2.88	3.67
Year ended 4/30/2014	35.03	.75	6.17	6.92
Year ended 4/30/2013	30.56	.70	4.47	5.17
Year ended 4/30/2012	29.62	.65	.97	1.62
Year ended 4/30/2011	25.80	.67	3.81	4.48

24	Washington Mutual Investors Fund

Dividends and distributions

Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets

$(.37)	$—	$(.37)	$40.76	(.21)%[5]	$51,126	.57%[6]		1.97%[6]
(.85)	(2.04)	(2.89)	41.23	9.28	52,547	.58		2.01
(.86)	(.79)	(1.65)	40.40	20.16	50,626	.60		2.07
(.73)	—	(.73)	35.08	17.28	44,142	.62		2.32
(.70)	—	(.70)	30.61	5.83	40,566	.62		2.39
(.68)	—	(.68)	29.66	17.77	41,375	.63		2.67

(.20)	—	(.20)	40.55	(.58)[5]	102	1.32	[6]	1.25	[6]
(.51)	(2.04)	(2.55)	41.00	8.46	141	1.33		1.28
(.56)	(.79)	(1.35)	40.17	19.24	236	1.35		1.33
(.48)	—	(.48)	34.88	16.41	323	1.37		1.61
(.47)	—	(.47)	30.42	5.06	511	1.38		1.68
(.47)	—	(.47)	29.45	16.88	889	1.39		1.98

(.21)	—	(.21)	40.31	(.60)[5]	1,615	1.37	[6]	1.17	[6]
(.51)	(2.04)	(2.55)	40.77	8.39	1,708	1.38		1.21
(.56)	(.79)	(1.35)	39.99	19.19	1,771	1.39		1.27
(.48)	—	(.48)	34.74	16.39	1,757	1.42		1.53
(.47)	—	(.47)	30.31	4.99	1,794	1.42		1.60
(.47)	—	(.47)	29.37	16.82	1,934	1.44		1.86

(.35)	—	(.35)	40.64	(.23)[5]	2,838	.66	[6]	1.89	[6]
(.80)	(2.04)	(2.84)	41.10	9.18	2,908	.66		1.95
(.83)	(.79)	(1.62)	40.28	20.05	3,831	.67		1.99
(.72)	—	(.72)	34.99	17.25	3,004	.66		2.27
(.69)	—	(.69)	30.53	5.78	2,575	.66		2.34
(.67)	—	(.67)	29.59	17.79	2,067	.66		2.62

(.40)	—	(.40)	40.74	(.13)[5]	5,559	.41	[6]	2.13	[6]
(.93)	(2.04)	(2.97)	41.21	9.48	5,352	.40		2.14
(.94)	(.79)	(1.73)	40.39	20.38	2,077	.41		2.26
(.80)	—	(.80)	35.08	17.57	1,387	.41		2.51
(.76)	—	(.76)	30.60	6.04	881	.40		2.59
(.73)	—	(.73)	29.66	18.05	630	.41		2.83

(.35)	—	(.35)	40.68	(.26)[5]	1,780	.67	[6]	1.87	[6]
(.81)	(2.04)	(2.85)	41.15	9.17	1,839	.68		1.91
(.83)	(.79)	(1.62)	40.33	20.03	1,731	.69		1.97
(.70)	—	(.70)	35.03	17.21	1,465	.71		2.23
(.68)	—	(.68)	30.56	5.72	1,262	.71		2.30
(.66)	—	(.66)	29.62	17.73	1,138	.70		2.58

See page 30 for footnotes.

Washington Mutual Investors Fund	25

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 10/31/2015[3,4]	$41.04	$.23	$(.51)	$(.28)
Year ended 4/30/2015	40.20	.48	2.85	3.33
Year ended 4/30/2014	34.90	.45	6.15	6.60
Year ended 4/30/2013	30.44	.46	4.44	4.90
Year ended 4/30/2012	29.48	.44	.96	1.40
Year ended 4/30/2011	25.68	.48	3.77	4.25
Class 529-C:
Six months ended 10/31/2015[3,4]	40.88	.22	(.49)	(.27)
Year ended 4/30/2015	40.09	.47	2.85	3.32
Year ended 4/30/2014	34.83	.45	6.14	6.59
Year ended 4/30/2013	30.39	.45	4.45	4.90
Year ended 4/30/2012	29.46	.43	.96	1.39
Year ended 4/30/2011	25.67	.47	3.78	4.25
Class 529-E:
Six months ended 10/31/2015[3,4]	40.95	.33	(.49)	(.16)
Year ended 4/30/2015	40.15	.69	2.86	3.55
Year ended 4/30/2014	34.88	.65	6.14	6.79
Year ended 4/30/2013	30.44	.62	4.44	5.06
Year ended 4/30/2012	29.50	.58	.96	1.54
Year ended 4/30/2011	25.70	.60	3.79	4.39
Class 529-F-1:
Six months ended 10/31/2015[3,4]	41.08	.42	(.49)	(.07)
Year ended 4/30/2015	40.27	.88	2.87	3.75
Year ended 4/30/2014	34.98	.83	6.16	6.99
Year ended 4/30/2013	30.51	.77	4.47	5.24
Year ended 4/30/2012	29.58	.71	.96	1.67
Year ended 4/30/2011	25.77	.73	3.79	4.52
Class R-1:
Six months ended 10/31/2015[3,4]	40.85	.23	(.49)	(.26)
Year ended 4/30/2015	40.06	.50	2.85	3.35
Year ended 4/30/2014	34.81	.48	6.12	6.60
Year ended 4/30/2013	30.37	.48	4.45	4.93
Year ended 4/30/2012	29.44	.45	.96	1.41
Year ended 4/30/2011	25.65	.48	3.79	4.27
Class R-2:
Six months ended 10/31/2015[3,4]	40.73	.24	(.48)	(.24)
Year ended 4/30/2015	39.95	.51	2.84	3.35
Year ended 4/30/2014	34.71	.49	6.12	6.61
Year ended 4/30/2013	30.30	.49	4.42	4.91
Year ended 4/30/2012	29.36	.46	.96	1.42
Year ended 4/30/2011	25.59	.49	3.76	4.25

26	Washington Mutual Investors Fund

Dividends and distributions

Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets

$(.17)	$—	$(.17)	$40.59	(.66)%[5]	$18	1.45%[6]		1.13%[6]
(.45)	(2.04)	(2.49)	41.04	8.34	25	1.46		1.15
(.51)	(.79)	(1.30)	40.20	19.10	41	1.48		1.20
(.44)	—	(.44)	34.90	16.26	56	1.50		1.48
(.44)	—	(.44)	30.44	4.90	79	1.50		1.55
(.45)	—	(.45)	29.48	16.79	117	1.50		1.85

(.19)	—	(.19)	40.42	(.64)[5]	447	1.45	[6]	1.10	[6]
(.49)	(2.04)	(2.53)	40.88	8.33	464	1.45		1.14
(.54)	(.79)	(1.33)	40.09	19.11	447	1.47		1.20
(.46)	—	(.46)	34.83	16.31	390	1.49		1.45
(.46)	—	(.46)	30.39	4.88	349	1.49		1.52
(.46)	—	(.46)	29.46	16.79	330	1.49		1.80

(.30)	—	(.30)	40.49	(.37)[5]	92	.92	[6]	1.63	[6]
(.71)	(2.04)	(2.75)	40.95	8.90	95	.92		1.66
(.73)	(.79)	(1.52)	40.15	19.73	91	.94		1.72
(.62)	—	(.62)	34.88	16.89	77	.96		1.97
(.60)	—	(.60)	30.44	5.46	67	.97		2.04
(.59)	—	(.59)	29.50	17.40	62	.98		2.30

(.40)	—	(.40)	40.61	(.15)[5]	106	.45	[6]	2.09	[6]
(.90)	(2.04)	(2.94)	41.08	9.40	108	.45		2.13
(.91)	(.79)	(1.70)	40.27	20.29	100	.47		2.19
(.77)	—	(.77)	34.98	17.49	81	.49		2.45
(.74)	—	(.74)	30.51	5.93	69	.49		2.52
(.71)	—	(.71)	29.58	17.96	63	.48		2.79

(.20)	—	(.20)	40.39	(.61)[5]	97	1.39	[6]	1.16	[6]
(.52)	(2.04)	(2.56)	40.85	8.41	101	1.38		1.21
(.56)	(.79)	(1.35)	40.06	19.18	100	1.39		1.27
(.49)	—	(.49)	34.81	16.42	88	1.40		1.54
(.48)	—	(.48)	30.37	4.97	86	1.40		1.60
(.48)	—	(.48)	29.44	16.90	81	1.41		1.86

(.22)	—	(.22)	40.27	(.58)[5]	750	1.34	[6]	1.21	[6]
(.53)	(2.04)	(2.57)	40.73	8.46	803	1.34		1.25
(.58)	(.79)	(1.37)	39.95	19.26	808	1.35		1.32
(.50)	—	(.50)	34.71	16.39	753	1.37		1.57
(.48)	—	(.48)	30.30	5.03	712	1.39		1.63
(.48)	—	(.48)	29.36	16.85	745	1.41		1.89

See page 30 for footnotes.

Washington Mutual Investors Fund	27

Financial highlights (continued)

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Six months ended 10/31/2015[3,4]	$41.18	$.35		$(.49)	$(.14)
Period from 8/29/2014 to 4/30/2015[3,9]	42.40	.51	[10]	1.01 [10]	1.52
Class R-3:
Six months ended 10/31/2015[3,4]	40.94	.32		(.50)	(.18)
Year ended 4/30/2015	40.14	.68		2.86	3.54
Year ended 4/30/2014	34.87	.65		6.14	6.79
Year ended 4/30/2013	30.43	.62		4.45	5.07
Year ended 4/30/2012	29.49	.58		.97	1.55
Year ended 4/30/2011	25.69	.60		3.79	4.39
Class R-4:
Six months ended 10/31/2015[3,4]	41.06	.38		(.49)	(.11)
Year ended 4/30/2015	40.25	.81		2.86	3.67
Year ended 4/30/2014	34.96	.76		6.16	6.92
Year ended 4/30/2013	30.50	.71		4.47	5.18
Year ended 4/30/2012	29.56	.67		.96	1.63
Year ended 4/30/2011	25.76	.68		3.79	4.47
Class R-5:
Six months ended 10/31/2015[3,4]	41.22	.44		(.49)	(.05)
Year ended 4/30/2015	40.39	.93		2.89	3.82
Year ended 4/30/2014	35.08	.88		6.17	7.05
Year ended 4/30/2013	30.60	.81		4.48	5.29
Year ended 4/30/2012	29.66	.75		.97	1.72
Year ended 4/30/2011	25.83	.76		3.82	4.58
Class R-6:
Six months ended 10/31/2015[3,4]	41.25	.45		(.49)	(.04)
Year ended 4/30/2015	40.42	.95		2.89	3.84
Year ended 4/30/2014	35.10	.90		6.18	7.08
Year ended 4/30/2013	30.62	.82		4.49	5.31
Year ended 4/30/2012	29.68	.76		.97	1.73
Year ended 4/30/2011	25.85	.77		3.82	4.59

	Six months ended October 31,	Year ended April 30
	2015[3,4,5]	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	12%	24%	19%	22%	22%	25%

See Notes to Financial Statements

28	Washington Mutual Investors Fund

Dividends and distributions

Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets

$(.35)	$—	$(.35)	$40.69	(.32)%[5,7]	$—	[8]	.79%[6,7]		1.76%[6,7]
(.70)	(2.04)	(2.74)	41.18	3.63 [5,7]	—	[8]	.64	[6,7]	1.84	[6,7]

(.29)	—	(.29)	40.47	(.40)[5]	1,850		.95	[6]	1.60	[6]
(.70)	(2.04)	(2.74)	40.94	8.89	1,937		.94		1.65
(.73)	(.79)	(1.52)	40.14	19.73	1,857		.95		1.71
(.63)	—	(.63)	34.87	16.90	1,647		.97		1.97
(.61)	—	(.61)	30.43	5.47	1,443		.96		2.05
(.59)	—	(.59)	29.49	17.41	1,367		.97		2.33

(.36)	—	(.36)	40.59	(.25)[5]	2,264		.65	[6]	1.90	[6]
(.82)	(2.04)	(2.86)	41.06	9.22	2,283		.64		1.95
(.84)	(.79)	(1.63)	40.25	20.09	2,139		.65		2.02
(.72)	—	(.72)	34.96	17.28	1,823		.65		2.28
(.69)	—	(.69)	30.50	5.79	1,556		.65		2.35
(.67)	—	(.67)	29.56	17.73	1,407		.66		2.61

(.42)	—	(.42)	40.75	(.10)[5]	1,922		.35	[6]	2.20	[6]
(.95)	(2.04)	(2.99)	41.22	9.55	1,998		.34		2.24
(.95)	(.79)	(1.74)	40.39	20.43	1,893		.35		2.32
(.81)	—	(.81)	35.08	17.63	1,504		.35		2.57
(.78)	—	(.78)	30.60	6.09	1,236		.35		2.65
(.75)	—	(.75)	29.66	18.14	1,021		.36		2.92

(.43)	—	(.43)	40.78	(.07)[5]	6,887		.30	[6]	2.24	[6]
(.97)	(2.04)	(3.01)	41.25	9.59	6,301		.30		2.28
(.97)	(.79)	(1.76)	40.42	20.51	4,581		.30		2.36
(.83)	—	(.83)	35.10	17.68	2,943		.30		2.61
(.79)	—	(.79)	30.62	6.14	1,914		.31		2.68
(.76)	—	(.76)	29.68	18.18	1,401		.31		2.91

See page 30 for footnotes.

Washington Mutual Investors Fund	29

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Unaudited.
[5]	Not annualized.
[6]	Annualized.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.
[9]	Class R-2E shares were offered beginning August 29, 2014.
[10]	As amended from $.76 to $.51 and from $.76 to $1.01.

30	Washington Mutual Investors Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2015, through October 31, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Washington Mutual Investors Fund	31

	Beginning account value 5/1/2015	Ending account value 10/31/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$997.89	$2.86	.57%
Class A - assumed 5% return	1,000.00	1,022.27	2.90	.57
Class B - actual return	1,000.00	994.16	6.62	1.32
Class B - assumed 5% return	1,000.00	1,018.50	6.70	1.32
Class C - actual return	1,000.00	994.00	6.87	1.37
Class C - assumed 5% return	1,000.00	1,018.25	6.95	1.37
Class F-1 - actual return	1,000.00	997.67	3.31	.66
Class F-1 - assumed 5% return	1,000.00	1,021.82	3.35	.66
Class F-2 - actual return	1,000.00	998.74	2.06	.41
Class F-2 - assumed 5% return	1,000.00	1,023.08	2.08	.41
Class 529-A - actual return	1,000.00	997.35	3.36	.67
Class 529-A - assumed 5% return	1,000.00	1,021.77	3.40	.67
Class 529-B - actual return	1,000.00	993.40	7.27	1.45
Class 529-B - assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class 529-C - actual return	1,000.00	993.64	7.27	1.45
Class 529-C - assumed 5% return	1,000.00	1,017.85	7.35	1.45
Class 529-E - actual return	1,000.00	996.34	4.62	.92
Class 529-E - assumed 5% return	1,000.00	1,020.51	4.67	.92
Class 529-F-1 - actual return	1,000.00	998.52	2.26	.45
Class 529-F-1 - assumed 5% return	1,000.00	1,022.87	2.29	.45
Class R-1 - actual return	1,000.00	993.92	6.97	1.39
Class R-1 - assumed 5% return	1,000.00	1,018.15	7.05	1.39
Class R-2 - actual return	1,000.00	994.19	6.72	1.34
Class R-2 - assumed 5% return	1,000.00	1,018.40	6.80	1.34
Class R-2E - actual return	1,000.00	996.82	3.97	.79
Class R-2E - assumed 5% return	1,000.00	1,021.17	4.01	.79
Class R-3 - actual return	1,000.00	995.97	4.77	.95
Class R-3 - assumed 5% return	1,000.00	1,020.36	4.82	.95
Class R-4 - actual return	1,000.00	997.50	3.26	.65
Class R-4 - assumed 5% return	1,000.00	1,021.87	3.30	.65
Class R-5 - actual return	1,000.00	999.03	1.76	.35
Class R-5 - assumed 5% return	1,000.00	1,023.38	1.78	.35
Class R-6 - actual return	1,000.00	999.27	1.51	.30
Class R-6 - assumed 5% return	1,000.00	1,023.63	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

32	Washington Mutual Investors Fund

Approval of Investment Advisory and Service Agreement

Washington Mutual Investors Fund’s board has approved an Investment Advisory and Service Agreement (the “agreement”) for the fund with Capital Research and Management Company (“CRMC”) for an additional one-year term through August 31, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their consideration of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through December 31, 2014. This report, including

Washington Mutual Investors Fund	33

the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the Lipper Growth & Income Funds Index and the S&P 500 Index. They noted that the investment results of the fund compared favorably to those of these indexes for the 20-year period, and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory and CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Growth and Income Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

34	Washington Mutual Investors Fund

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fees structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Washington Mutual Investors Fund	35

Office of the fund

6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Dechert LLP

1900 K Street, NW
Washington, DC 20006-1110

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

36	Washington Mutual Investors Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete October 31, 2015, portfolio of Washington Mutual Investors Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Washington Mutual Investors Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Washington Mutual Investors Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2015, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with team-work. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 – Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 – Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Washington Mutual Investors FundSM
Investment portfolio
October 31, 2015
unaudited
Common stocks 96.78% Energy 8.93%	Shares	Value (000)
Chevron Corp.	15,359,100	$1,395,835
ConocoPhillips	20,015,285	1,067,815
Enbridge Inc.	26,347,300	1,124,766
EOG Resources, Inc.	1,305,700	112,094
Exxon Mobil Corp.	1,313,000	108,638
FMC Technologies, Inc.[1]	4,855,000	164,245
Noble Energy, Inc.	5,456,300	195,554
Oceaneering International, Inc.	1,200,000	50,424
Pioneer Natural Resources Co.	5,557,809	762,198
Royal Dutch Shell PLC, Class B (ADR)	20,240,000	1,066,445
Schlumberger Ltd.	11,153,300	871,742
		6,919,756
Materials 3.83%
Air Products and Chemicals, Inc.	1,900,106	264,077
Dow Chemical Co.	12,285,000	634,766
E.I. du Pont de Nemours and Co.	7,801,116	494,591
Freeport-McMoRan Inc.	1,033,800	12,168
Koninklijke DSM NV (ADR)	2,414,900	32,384
Monsanto Co.	2,576,900	240,218
Nucor Corp.	6,166,100	260,826
Potash Corp. of Saskatchewan Inc.	4,426,200	89,542
Praxair, Inc.	6,843,099	760,200
Rio Tinto PLC (ADR)	1,216,800	44,425
The Chemours Co.	513,000	3,555
WestRock Co.	2,441,322	131,245
		2,967,997
Industrials 15.51%
Boeing Co.	19,239,200	2,848,748
Caterpillar Inc.	4,216,207	307,741
CSX Corp.	5,700,000	153,843
Cummins Inc.	450,000	46,579
Danaher Corp.	521,100	48,624
Fastenal Co.	380,000	14,881
General Dynamics Corp.	3,340,600	496,346
General Electric Co.	27,417,900	792,926
Honeywell International Inc.	600,000	61,968
IDEX Corp.	527,400	40,483
Lockheed Martin Corp.	9,666,900	2,125,075
Norfolk Southern Corp.	1,917,000	153,418
Northrop Grumman Corp.	3,810,000	715,327
PACCAR Inc	5,000,000	263,250
Parker-Hannifin Corp.	2,400,000	251,280
Precision Castparts Corp.	749,500	172,992
Rockwell Automation	2,150,000	234,694
Rockwell Collins, Inc.	5,440,700	471,817
Washington Mutual Investors Fund — Page 1 of 5

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Towers Watson & Co., Class A	135,933	$16,796
Union Pacific Corp.	13,129,200	1,173,094
United Technologies Corp.	7,470,000	735,123
W.W. Grainger, Inc.	330,000	69,300
Waste Management, Inc.	15,166,700	815,362
		12,009,667
Consumer discretionary 12.50%
Carnival Corp., units	1,369,300	74,052
CBS Corp., Class B	4,280,000	199,106
Comcast Corp., Class A	38,070,839	2,383,996
General Motors Co.	400,000	13,964
Home Depot, Inc.	29,441,600	3,640,160
Lowe’s Companies, Inc.	5,500,000	406,065
Newell Rubbermaid Inc.	5,419,100	229,932
Priceline Group Inc.[1]	20,000	29,085
Ralph Lauren Corp., Class A	1,217,000	134,807
Scripps Networks Interactive, Inc., Class A	527,400	31,686
Starbucks Corp.	2,985,600	186,809
Target Corp.	2,100,000	162,078
Time Warner Inc.	2,310,000	174,035
Twenty-First Century Fox, Inc., Class A	20,423,700	626,803
VF Corp.	10,330,200	697,495
Walt Disney Co.	5,401,100	614,321
Whirlpool Corp.	297,000	47,562
YUM! Brands, Inc.	413,200	29,300
		9,681,256
Consumer staples 9.95%
Coca-Cola Co.	58,000,400	2,456,317
Colgate-Palmolive Co.	3,720,000	246,822
Costco Wholesale Corp.	3,799,200	600,730
CVS Health Corp.	7,825,000	772,954
Kroger Co.	8,878,900	335,622
Mondelez International, Inc.	11,174,700	515,824
Nestlé SA (ADR)	2,052,592	156,449
PepsiCo, Inc.	7,684,000	785,228
Procter & Gamble Co.	17,550,200	1,340,484
Unilever NV	7,797,400	350,727
Walgreens Boots Alliance, Inc.	1,500,000	127,020
Wal-Mart Stores, Inc.	284,300	16,273
		7,704,450
Health care 11.12%
Abbott Laboratories	1,930,000	86,464
AbbVie Inc.	1,600,000	95,280
AmerisourceBergen Corp.	1,140,500	110,070
AstraZeneca PLC (ADR)	4,133,800	131,827
Bristol-Myers Squibb Co.	11,222,800	740,144
Eli Lilly and Co.	3,339,100	272,370
Gilead Sciences, Inc.	490,000	52,984
Humana Inc.[2]	7,620,000	1,361,160
Johnson & Johnson	11,165,000	1,128,000
Medtronic PLC	11,920,600	881,171
Merck & Co., Inc.	37,820,000	2,067,241
Washington Mutual Investors Fund — Page 2 of 5

unaudited
Common stocks Health care (continued)	Shares	Value (000)
Novo Nordisk A/S, Class B (ADR)	2,847,100	$151,409
Pfizer Inc.	26,820,000	907,052
Quest Diagnostics Inc.	786,400	53,436
Regeneron Pharmaceuticals, Inc.[1]	257,500	143,528
UnitedHealth Group Inc.	3,654,000	430,368
		8,612,504
Financials 14.19%
ACE Ltd.	4,661,800	529,301
Allstate Corp.	2,339,583	144,773
American Express Co.	11,800,000	864,468
Ameriprise Financial, Inc.	202,000	23,303
Capital One Financial Corp.	6,500,000	512,850
Charles Schwab Corp.	5,195,600	158,570
Chubb Corp.	2,750,000	355,713
Citigroup Inc.	5,000,000	265,850
CME Group Inc., Class A	10,567,389	998,301
East West Bancorp, Inc.	1,760,000	71,086
Goldman Sachs Group, Inc.	2,176,600	408,112
JPMorgan Chase & Co.	22,229,800	1,428,265
KeyCorp	26,365,000	327,453
Marsh & McLennan Companies, Inc.	7,724,400	430,558
McGraw Hill Financial, Inc.	3,419,800	316,810
Moody’s Corp.	2,862,600	275,268
PNC Financial Services Group, Inc.	7,816,600	705,526
Sumitomo Mitsui Financial Group, Inc. (ADR)	11,000,000	87,780
U.S. Bancorp	9,100,000	383,838
Wells Fargo & Co.	49,980,600	2,705,950
		10,993,775
Information technology 12.08%
Accenture PLC, Class A	2,168,600	232,474
Alphabet Inc., Class A1	512,200	377,691
Alphabet Inc., Class C	281,093	199,804
Amphenol Corp., Class A	4,600,000	249,412
Analog Devices, Inc.	1,110,783	66,780
Automatic Data Processing, Inc.	2,887,800	251,210
Cisco Systems, Inc.	6,399,900	184,637
Intel Corp.	25,440,026	861,399
Intuit Inc.	2,700,000	263,061
Jack Henry & Associates, Inc.	844,200	65,290
KLA-Tencor Corp.	1,171,000	78,598
Microsoft Corp.	87,637,000	4,613,212
NetApp, Inc.	2,581,400	87,768
Paychex, Inc.	3,000,000	154,740
Texas Instruments Inc.	16,749,700	950,043
Visa Inc., Class A	6,111,400	474,122
Xilinx, Inc.	5,171,800	246,281
		9,356,522
Telecommunication services 3.06%
AT&T Inc.	10,900,000	365,259
Verizon Communications Inc.	42,801,752	2,006,546
		2,371,805
Washington Mutual Investors Fund — Page 3 of 5

unaudited
Common stocks Utilities 2.54%	Shares	Value (000)
CMS Energy Corp.	4,905,700	$176,949
Dominion Resources, Inc.	3,800,000	271,434
Eversource Energy	3,907,500	199,048
Exelon Corp.	730,000	20,382
FirstEnergy Corp.	440,000	13,728
National Grid PLC (ADR)	730,000	52,268
PG&E Corp.	12,962,300	692,187
Pinnacle West Capital Corp.	3,000,000	190,530
Sempra Energy	1,996,900	204,502
Xcel Energy Inc.	4,000,000	142,520
		1,963,548
Miscellaneous 3.07%
Other common stocks in initial period of acquisition		2,377,864
Total common stocks (cost: $49,508,418,000)		74,959,144
Short-term securities 3.00%	Principal amount (000)
Apple Inc. 0.13%–0.15% due 11/19/2015–1/12/2016[3]	$99,150	99,126
Army and Air Force Exchange Service 0.18% due 12/21/2015[3]	15,000	14,996
Chevron Corp. 0.20% due 1/13/2016[3]	25,000	24,989
Coca-Cola Co. 0.23% due 11/16/2015[3]	25,000	24,999
Emerson Electric Co. 0.23% due 11/12/2015[3]	500	500
Estée Lauder Companies Inc. 0.12% due 11/10/2015[3]	35,000	34,998
ExxonMobil Corp. 0.08%–0.13% due 11/3/2015–12/1/2015	100,000	99,992
Fannie Mae 0.12%–0.17% due 11/23/2015–1/8/2016	333,900	333,869
Federal Farm Credit Banks 0.17% due 11/17/2015	13,300	13,299
Federal Home Loan Bank 0.06%–0.20% due 11/4/2015–3/23/2016	974,600	974,409
Freddie Mac 0.11%–0.22% due 12/15/2015–1/8/2016	225,000	224,973
General Electric Co. 0.08% due 11/2/2015	32,000	32,000
Google Inc. 0.10% due 11/10/2015[3]	30,000	30,000
IBM Corp. 0.17%–0.18% due 12/21/2015–12/28/2015[3]	81,500	81,487
John Deere Capital Corp. 0.14% due 11/17/2015[3]	30,600	30,598
John Deere Financial Ltd. 0.14% due 11/17/2015[3]	37,800	37,798
Paccar Financial Corp. 0.18% due 1/13/2016	16,500	16,492
Pfizer Inc 0.18% due 1/12/2016[3]	14,150	14,146
Procter & Gamble Co. 0.10% due 12/7/2015[3]	31,500	31,497
Qualcomm Inc. 0.18% due 1/6/2016[3]	60,000	59,978
Regents of the University of California 0.20% due 1/12/2016	25,000	24,990
United Parcel Service Inc. 0.11% due 12/2/2015[3]	35,000	34,997
Walt Disney Co. 0.19% due 1/13/2016–1/27/2016[3]	85,000	84,964
Total short-term securities (cost: $2,325,062,000)		2,325,097
Total investment securities 99.78% (cost: $51,833,480,000)		77,284,241
Other assets less liabilities 0.22%		168,783
Net assets 100.00%		$77,453,024
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Washington Mutual Investors Fund — Page 4 of 5

unaudited
[1]	Security did not produce income during the last 12 months.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $605,073,000, which represented .78% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-001-1215O-S49122	Washington Mutual Investors Fund — Page 5 of 5

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	Not applicable for filing of semi-annual reports to shareholders.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASHINGTON MUTUAL INVESTORS FUND

By __/s/ Paul F. Roye______________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By __/s/ Paul F. Roye______________________
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: December 31, 2015

By __/s/ Brian D. Bullard______________________
Brian D. Bullard, Treasurer and Principal Financial Officer

Date: December 31, 2015